Exhibit 10.6

NOTICE OF MODIFICATION

Dear,

You were previously awarded one or more grants of stock options under the terms of the Dole Food Company, Inc. 2009 Stock Incentive Plan and the Grant Notice and Standard Terms and Conditions for Nonqualified Stock Options issued to you to evidence the grants.

I am pleased to inform you that the Compensation and Benefits Committee of Dole’s Board of Directors has determined to modify the terms of your previously awarded stock options in connection with the ITOCHU sale transaction, as follows. If your employment is continuing with ITOCHU or one of the acquired entities of ITOCHU, and you accept continued employment in writing with a release to Dole pursuant to the ITOCHU Acquisition Agreement, the exercise period of these previously awarded stock options, which would otherwise end three months after your employment termination with Dole, is extended from three months to March 31, 2014.

Other than as set forth herein, the terms of your stock options shall not be deemed to be modified in any manner and shall continue in full force and effect in accordance with their respective terms.

Very truly yours,

Michael Carter

NOTICE OF MODIFICATION

Dear,

You were previously awarded one or more grants of stock options under the terms of the Dole Food Company, Inc. 2009 Stock Incentive Plan and the Grant Notice and Standard Terms and Conditions for Nonqualified Stock Options issued to you to evidence the grants.

I am pleased to inform you that the Compensation and Benefits Committee of Dole’s Board of Directors has determined to modify the terms of your previously awarded stock options in connection with the ITOCHU sale transaction, as follows. Upon the termination of your employment with Dole as a result of the ITOCHU transaction, the exercise period of your previously awarded stock options, which would otherwise end three months after your employment termination, is extended from three months to March 31, 2014.

Other than as set forth herein, the terms of your stock options shall not be deemed to be modified in any manner and shall continue in full force and effect in accordance with their respective terms.

Very truly yours,

Michael Carter